Exhibit 32.4

CERTIFICATION OF CHIEF ACCOUNTING OFFICER PURSUANT TO 18 U.S.C. 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the year ended December 31, 2009, (the “Report”) of Allied Capital Corporation (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof; I, John C. Wellons, the Chief Accounting Officer of the Registrant, certify, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/  John C. Wellons
Name:     John C. Wellons

Date: February 26, 2010